                               FIRST AMENDMENT TO
                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER


     THIS FIRST AMENDMENT (the "AMENDMENT") to that certain Plan of Reorganization and Agreement of Merger dated as of October 27, 1995 (the "AGREEMENT") by and among OAK TECHNOLOGY, INC., a Delaware corporation ("OAK"), OAK ACQUISITION CORPORATION, a Massachusetts corporation, PIXEL MAGIC, INC., a Massachusetts corporation ("PIXEL"), and the then shareholders of Pixel (the "SHAREHOLDERS") is entered into as of June 25, 1996 by and among Oak, Pixel and the Agents (as defined in the Agreement) appointed by the Shareholders. All capitalized terms used but not defined in this Amendment have the meanings attributed to them in the Agreement.

                                 R E C I T A L S

          Subject to the limitations set forth in the Agreement and pursuant to Sections 2.4 and 2.6 thereof, Oak agreed to make a quarterly payment, defined in the Agreement as the "CONTINGENT PAYMENT," to the Security Holders based on Operating Income of Pixel for a calendar quarter determined on a calendar year to date basis, which Operating Income expressly excludes operating income attributable to any VCEP Products contributed by Oak to Pixel.

          Oak and Pixel now desire that operating income attributable to New VCEP Product Business be included in Operating Income.

          Oak and Pixel desire that $312,500 attributable to VCEP Products be included in Operating Income for calendar year 1996, but that such amount not be subject to doubling as provided in Section 2.6 of the Agreement.

          Oak and Pixel desire that all operating income attributable to New VCEP Product Business for calendar years 1996,1997 and 1998 be included in Operating Income in the applicable years and that such amounts be subject to doubling as provided in Section 2.6 of the Agreement.

          This Amendment is being executed by the Agents on behalf of the Shareholders subject to the authority granted to the Agents pursuant to Section
9.1 of the Agreement.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:



                                A G R E E M E N T


       1. AMENDMENT OF SECTION 1.29 OF THE AGREEMENT.  The first sentence of
Section 1.29 of the Agreement is hereby amended and restated in its entirety to read as follows:

          1.29 "OPERATING INCOME" means operating income of Pixel (including operating income attributable to New VCEP Product Business), as determined in accordance with GAAP consistently applied with the Pixel Annual

Oak Technology, Inc./Pixel Magic, Inc.
First Amendment to Agreement and Plan of
 Reorganization for Merger
Page 2

          Financials, adjusted to exclude for calendar year 1996 only operating income attributable to any VCEP Products contributed by Oak to Pixel; provided however, that Operating Income for the third (3rd) quarter of calendar year 1996 shall include the amount of One Hundred and Fifty-Six Thousand Two Hundred and Fifty Dollars ($156,250) as operating income for VCEP Products and that Operating Income for the fourth (4th) quarter of calendar year 1996 shall include the amount of One Hundred and Fifty-Six Thousand Two Hundred and Fifty Dollars ($156,250) as operating income for VCEP Products.


     2.   NEW SECTION OF THE AGREEMENT.     A new Section 1.58 shall be
          added as follows:

          1.58 "New VCEP Product Business" means revenue attributable to design wins for VCEP Product awarded in calendar years 1996, 1997 and 1998. New VCEP Product Business shall include designs which use the VCEP-30 (TSMC 30 Mhz Version of the VCEP) but will not include existing VCEP designs which use and/or transistion to the TSMC 20 Mhz version of the VCEP.



     3.   AMENDMENT OF SECTION 2.61 OF THE AGREEMENT.  The first sentence of
Section 2.61 of the Agreement is hereby amended and restated in its entirety to read as follows:

          2.61 Subject to reduction pursuant to Section 7.4, Oak shall pay to Security Holders, for calendar years 1996, 1997 and 1998 only, two hundred percent (200%) of Operating Income in excess of the relevant Threshold Amounts for such calendar years, up to a maximum aggregate amount of Five Million Dollars ($5,000,000) for all three (3) calendar years, except that for calendar year 1996, for purposes of this section only, Operating Income shall be reduced by One Hundred and Fifty-Six Thousand Two Hundred and Fifty Dollars ($156,250).


          EFFECT OF THIS AMENDMENT. Except as expressly set forth in this Amendment, all the provisions of the Agreement remain in full force and effect in accordance with the terms of the Agreement.

          GOVERNING LAW. It is the intention of the parties hereto that the internal laws of the Commonwealth of Massachusetts (irrespective of its choice of law principles) shall govern the validity of this Amendment, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

Oak Technology, Inc./Pixel Magic, Inc.
First Amendment to Agreement and Plan of
 Reorganization for Merger
Page 3


          COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

OAK:                                 PIXEL:

OAK TECHNOLOGY, INC.,                PIXEL MAGIC, INC.,
a Delaware corporation               a Massachusetts corporation


By:_____________________________     By:_____________________________

Title:__________________________     Title:__________________________


                                     By:_____________________________

                                     Title:__________________________


                                     AGENTS:


                                     ________________________________
                                     Peter D. Besen


                                     ________________________________
                                     Don H. Shulsinger

                               SECOND AMENDMENT TO
                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER


     THIS SECOND AMENDMENT (the "AMENDMENT") to that certain Plan of Reorganization and Agreement of Merger dated as of October 27, 1995 (the "AGREEMENT") by and among OAK TECHNOLOGY, INC., a Delaware corporation ("OAK"), OAK ACQUISITION CORPORATION, a Massachusetts corporation, PIXEL MAGIC, INC., a Massachusetts corporation ("PIXEL"), and the then shareholders of Pixel (the "SHAREHOLDERS"), as amended by that certain First Amendment to the Agreement entered into in June 1996 (the "FIRST AMENDMENT"), is entered into effective as of June 13, 1997 by and among Oak, Pixel and the Agents (as defined in the Agreement) appointed by the Shareholders. All capitalized terms used but not defined in this Amendment have the meanings attributed to them in the Agreement.

                                 R E C I T A L S

     A. Subject to the limitations set forth in the Agreement and pursuant to Sections 2.4 and 2.6 thereof, Oak agreed to make certain quarterly payments up to a maximum aggregate amount of Five Million Dollars ($5,000,000), originally defined in the Agreement as the "Contingent Payment," to the Security Holders based on Operating Income of Pixel for a calendar quarter determined on a calendar year-to-date basis, excluding operating income attributable to any VCEP Products contributed by Oak to Pixel.

     B. Pursuant to the terms of the First Amendment, Oak and Pixel agreed to include in Operating Income, commencing in calendar year 1996, operating income attributable to New VCEP Product Business contributed by Oak to Pixel (with certain additional operating income attributable to VCEP Products to be included in calendar year 1996 in accordance with the terms of the First Amendment).

     C. Oak, Pixel and the Agents now desire to modify the Agreement, as amended by the First Amendment, to provide for payment of the Contingent Payment in two installments and to eliminate all contingencies affecting payment of the amounts provided for under the original terms of the Contingent Payment, in accordance with the terms set forth in this Amendment.

     D. In consideration of the elimination of all contingencies affecting payment of the amounts provided for under the original terms of the Contingent Payment, Peter D. Besen and Don H. Shulsinger have agreed to an early termination of their respective Employment Agreements, each dated as of November 6, 1995, and Peter D. Besen has agreed to be bound by the terms of his Non-Compete and Technology Transfer Agreements dated as of October 27, 1995, for an additional two years.

     E. This Amendment is being executed by the Agents on behalf of the Shareholders subject to the authority granted to the Agents pursuant to Section
9.1 of the Agreement.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

Oak Technology, Inc./Pixel Magic, Inc.
Second Amendment to Agreement and Plan of
 Reorganization for Merger
Page 2

                                A G R E E M E N T

     1.   DELETION OF CERTAIN DEFINITIONS.  Sections 1.2, 1.6, 1.18, 1.29, 1.33,
1.47 and 1.55 are hereby deleted in their entirety.


     2. DELETION OF SECTION 2.1.3 OF THE AGREEMENT. Section 2.1.3 of the Agreement is hereby deleted in its entirety.

     3.   AMENDMENT AND RESTATEMENT OF SECTION 2.4 OF THE AGREEMENT.  Section
2.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

          2.4 EXCHANGE CONSIDERATION. Subject to adjustment as set forth in Section 7.4 hereof, and subject to the terms and conditions stated herein, the Shareholders and Option Holders will receive cash in the aggregate amount of up to Ten Million Five Hundred Thousand Dollars ($10,500,000), consisting of a non-contingent payment (the
     "NON-CONTINGENT PAYMENT") of Five Million Five Hundred Thousand Dollars ($5,500,000), plus installment payments (individually, an "INSTALLMENT PAYMENT" and collectively, the "INSTALLMENT PAYMENTS") in the aggregate amount of Five Million Dollars ($5,000,000), payable as provided in Section
     2.6 below. All amounts payable pursuant to this Section 2.4 are collectively referenced hereafter as the "EXCHANGE CONSIDERATION."

     4.   AMENDMENT AND RESTATEMENT OF SECTION 2.6 OF THE AGREEMENT.  Section
2.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

          2.6 TERMS OF INSTALLMENT PAYMENTS. Subject to the provisions of this Agreement, Oak shall make Installment Payments to the Security Holders as set forth in this Section 2.6. On January 1, 1998, Oak shall pay to the Security Holders, subject to Oak's right of set-off under Section 7.4 of this Agreement, an Installment Payment in an aggregate amount equal to Three Million Dollars ($3,000,000). On December 31, 1998, Oak shall pay to the Security Holders, subject to Oak's right of set-off under Section 7.4 of this Agreement, an Installment Payment in an aggregate amount equal to Two Million Dollars ($2,000,000). The amounts payable to the Security Holders pursuant to this Section 2.6 shall be allocated among the Security Holders in accordance with the provisions set forth in Section 2.7 below.

     5. DEFINITION OF "CONTINGENT PAYMENT". The term "Contingent Payment," wherever used in the Agreement or in the Transaction Documents, shall mean any Installment Payment or the Installment Payments as the context may require.

Oak Technology, Inc./Pixel Magic, Inc.
Second Amendment to Agreement and Plan of
 Reorganization for Merger
Page 3


     6.   AMENDMENT OF SECTION 10.13 OF THE AGREEMENT.  The first sentence of
Section 10.13 of the Agreement is hereby amended and restated in its entirety to read as follows:

          From and after the Effective Date, Pixel hereby unconditionally guarantees payment by Oak of any and all amounts due under this Agreement and Oak hereby unconditionally guarantees payment by Pixel of any and all amounts due under this Agreement.

     7. DELETION OF SECTION 10.14 OF THE AGREEMENT. Section 10.14. of the Agreement is hereby deleted in its entirety.

     8. DELIVERY OF AGREEMENTS. The obligations of Oak hereunder shall be conditioned upon execution and delivery by Peter D. Besen and Don H. Shulsinger of agreements terminating their respective Employment Agreements in the forms attached hereto as Exhibits "A-1" and "A-2," and execution and delivery by Peter
D. Besen of an amendment to his respective Non-Compete and Technology Transfer Agreement in the form attached hereto as Exhibit "B-1".

     9. EFFECT OF THIS AMENDMENT. Except as expressly set forth in this Amendment, all the provisions of the Agreement and the Transaction Documents, and any amendments thereto, remain in full force and effect in accordance with the terms thereof. In this regard, this Amendment supersedes in its entirety the provisions of the First Amendment.

     10. GOVERNING LAW. It is the intention of the parties hereto that the internal laws of the Commonwealth of Massachusetts (irrespective of its choice of law principles) shall govern the validity of this Amendment, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Oak Technology, Inc./Pixel Magic, Inc.
Second Amendment to Agreement and Plan of
 Reorganization for Merger
Page 4

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

OAK:                                 PIXEL:

OAK TECHNOLOGY, INC.,                PIXEL MAGIC, INC.,
a Delaware corporation               a Massachusetts corporation


By:_______________________________   By:________________________________

Title:____________________________   Title:_____________________________


AGENTS:                              By:________________________________

                                     Title:_____________________________

__________________________________
Peter D. Besen


__________________________________
Don H. Shulsinger